UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010
_______________________________________________________________

CHINA SUN GROUP HIGH-TECH CO.
(Exact name of registrant as specified in its charter)

DELAWARE	333-118259	54-2142880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hutan Street, Zhongshan District
Dalian, P.R. China
(Address of principal executive offices) (Zip Code)

+86 (411) 8289-7752
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2010, Gang Li and Yefei Liu resigned from their positions as directors of China Sun Group High-Tech Co. (the “Company”).  Their resignations were not the result of any disagreement with the Company.

On October 29, 2010, Karlton S. M. Wong, age 38, was appointed to serve as a member of the board of directors of the Company and a member of our newly established audit committee.  Our board of directors (the “Board”) has determined that Mr. Wong qualifies as an “audit committee financial expert” as defined by Item 407 of Regulation S-K.

With 16 years of professional experience, Mr. Wong began his career with KPMG where he spent eight years in positions of accelerating responsibility in the areas of audit, assurance, internal control and corporate financial services.  Following KPMG, Mr. Wong served as the Chief Financial Officer and a member of the board of directors of the Nixon Group, a total solution providers for intelligent building systems from May 2002 to October 2006.  From November 2006 to July 2008, Mr. Wong served as the Chief Financial Officer of China Wheel Group, an aluminum alloy wheel manufacturer based in the People’s Republic of China with customers located in the United States, Europe and Japan.  From August 2008 to March 2009, Mr. Wong served as the Chief Financial Officer of China Northeast City Group Ltd., a real estate development company focusing on agricultural, industrial and residential real estate in the People’s Republic of China.  Mr. Wong currently serves as the Chief Financial Officer of Regal Holding Group, a manufacturer and distributor of lighting fixture products to the United States, Europe and Japan.  Mr. Wong received his Bachelor of Arts in Accountancy from the Hong Kong Polytechnic University in 1994, his Masters of Business Administration degree from the Manchester Business School in 2000 and his Masters of Law from Open University of Hong Kong in 2010.   Mr. Wong is a certified public accountant and a chartered financial analyst and has been a fellow member of the Chartered Association of Certified Accountants and Hong Kong Society of Accountants since 1997.

Mr. Wong has no direct family relationships any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer.

Mr. Wong will receive monthly compensation of US $1,500 in connection with his service on our Board of Directors and our newly formed Audit Committee.

Item 8.01.  Other Events.

On October 29, 2010, our Board established the following standing committees:  Compensation, Audit, and Nominations and Corporate Governance.  The members of each of these committees are comprised of the following independent directors:  Karlton S. M. Wong, Fudong Sui, and Fuqiu Ren.  Fudong Sui was appointed to serve as the chairman of the Compensation Committee.  Karlton S. M. Wong was appointed to serve as the chairman of the Audit Committee, and Fuqiu Ren was appointed to serve as the chairman of the Nominations and Governance Committee.  The committees are newly formed and have not yet met.  Prior to the formation of the committees, the full Board of Directors performed the functions of the committees.

Compensation Committee.  On October 29, 2010, the Board adopted a Compensation Committee Charter.  According to its charter, the Compensation Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB).  We do not have a website containing a copy of the Compensation Committee Charter.  The Compensation Committee Charter describes the primary functions of the Compensation Committee, including the following:

•
Establish and periodically review the Company’s compensation philosophy and the adequacy of the compensation plans and programs for senior executives and other employees of the Company and its subsidiaries;

•	Establish compensation arrangements and incentive goals for senior executives;
•	Review senior executive performance and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;
•	Review and monitor management development and succession plans and activities;
•
Review and discuss with management the Compensation Discussion & Analysis (if required) and related disclosures to be included in the Company’s annual proxy statement or Form 10-K filed with the SEC; and

•	Prepare the Compensation Committee Report as required by the rules of the SEC.

Audit Committee.  On October 29, 2010, the Board adopted an Audit Committee Charter.  According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB), and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c).  Our Board has determined that Mr. Wong qualifies as an “audit committee financial expert” as defined by Item 407 of Regulation S-K.  We do not have a website containing a copy of the Audit Committee Charter.  The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:

•	Oversee the Company’s accounting and financial reporting processes;
•	Oversee audits of the Company’s financial statements;
•	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•
Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

•	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;
•
Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

•
Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

•	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and
•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

Nominations and Governance Committee.  On October 29, 2010, the Board adopted a Nominations and Governance Committee Charter.  According to its charter, the Nominations and Governance Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB).  We do not have a website containing a copy of the Nominations and Governance Committee Charter.  The Nominations and Governance Committee Charter describes the primary functions of the Nominations and Governance Committee, including the following:

•	Select, or recommend for the Board’s selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders;
•	Oversee the selection and composition of Committees of the Board and, as applicable, oversee management continuity planning processes; and
•	Oversee and maintain the corporate governance principles that apply to the Company, the Board and Committees of the Board.

A copy of the Compensation Committee Charter, the Audit Committee Charter and the Nominations and Governance Committee Charter are furnished with this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Compensation Committee Charter
99.2	Audit Committee Charter
99.3	Nominations And Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SUN GROUP HIGH-TECH CO.

Dated: October 29, 2010	By:	/s/ Guosheng Fu
Guosheng Fu
Chief Executive Officer

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